UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2008

SOLERA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33461	26-1103816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15030 Avenue of Science

San Diego, California 92128

(Address of principal executive offices, including Zip Code)

(858) 724-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 14, 2008, Solera Holdings, Inc. (the “Company”) entered into an underwriting agreement with Goldman, Sachs & Co., relating to the sale of 4,500,000 shares of the Company’s common stock by the Company. Pursuant to the underwriting agreement, the Company has granted Goldman, Sachs & Co. the option to purchase up to an additional 500,000 shares. The sale of the shares is registered pursuant to the Registration Statement on Form S-3, Registration No. 333- 155351, filed by the Company with the Securities and Exchange Commission, and this Current Report is being filed to incorporate such underwriting agreement by reference into such Registration Statement. A copy of the underwriting agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On November 14, 2008, the Company issued a press release announcing that it will sell an aggregate of 4,500,000 shares of the Company’s common stock in a registered public offering.

A copy of the press conference is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The list of exhibits in the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLERA HOLDINGS, INC.

Date: November 14, 2008	/s/ Jason Brady
	Name:	Jason Brady
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 14, 2008, among the Company and Goldman, Sachs & Co.

99.1	Press Release issued by Solera Holdings, Inc. on November 14, 2008.